EXHIBIT 10.4(b)


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EMPLOYEE STOCK OWNERSHIP PLAN     |               AMENDMENT NO. 1            |
             OF                   |                                          |
     WAKE FOREST FEDERAL          | DOCUMENT:               TPW/WA01/3126266 |
 SAVINGS & LOAN ASSOCIATION       | DRAFT DATE:                     04/02/02 |
                                  |                                          |
 Adopted on December 6, 1995      | BOARD OF DIRECTORS                       |
  Effective on April 3, 1996      | APPROVAL DATE:           APRIL 15, 2002  |
                                  |                          --------------  |
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                                    AMENDMENT
                                    ---------

1. Section 1.3 - Section 1.3 shall be amended, effective as of January 1, 2001, to replace subsection 1.3(d) and add a subsection 1.3(e) as follows:

                (d)  a cafeteria plan described in section 125 of the Code; or

                (e) a qualified transportation fringe benefits plan described in section 132(f) of the Code.

2. Section 1.27 - Section 1.27 shall be amended, effective as of January 1, 1997, to read in its entirety as follows:

        SECTION 1.27 HIGHLY COMPENSATED EMPLOYEE means, for any Plan Year, an Employee who:

                (a) at any time during such Plan Year or the immediately preceding Plan Year was a Five Percent Owner; or

                (b) during the immediately preceding Plan Year received Total Compensation for such Plan Year in excess of $80,000 (or such higher amount as may be permitted under section 414(q) of the
                Code) and, if the Employer so elects, is a member of the group consisting of the top 20% of Employees when ranked on the basis of Total Compensation paid to Employees during such Plan Year.

                The determination of who is a Highly Compensated Employee will be made in accordance with section 414(q) of the Code and the regulations thereunder. The Employer has not elected to use the top 20% election mentioned in subparagraph (ii)(B) of this section. For purposes of Plan Years beginning prior to January 1, 1997, any person who is a Family Member of a Five Percent Owner or one of the ten Highly Compensated Employees with the highest Total Compensation for a Plan Year shall not be treated as a separate person for such Plan Year, and any Total Compensation or Allocation Compensation paid to such person for such Plan Year, as well as his share of allocations of contributions or Shares under this Plan, shall be attributed to the Five Percent Owner or Highly Compensated Employee.


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3.      Section 1.50 - Section 1.50 shall be amended, effective as of January 1,
        1998 by replacing the last three sentences thereof with the following:

        Each Employee's Total Compensation shall include any amounts by which the Employee's compensation paid by the Employer or any Affiliated Employer has been reduced pursuant to a compensation reduction agreement under the terms of any qualified cash or deferred arrangement described in section 401(k) of the Code, any salary reduction simplified employee pension plan described in section 408(k) of the Code, any tax deferred annuity plan described in section 403(b) of the Code, any cafeteria plan described in section 125 of the Code and any salary reduction contributions under any qualified transportation fringe benefit plan described in section 132(f) of the Code. In no event, however, shall an Employee's Total Compensation for any calendar year include any compensation in excess of the amount permitted under section 401(a)(17) of the Code. In addition, for Limitation Years after 1997, each Employee's Total Compensation shall include any amounts by which the Employee's compensation paid by the Employer or any Affiliated Employer has been reduced pursuant to a compensation reduction agreement under the terms of any plan described in section 457 of the Code.

4. Section 3.4 - A new Section 3.4 shall be added effective as of January 1, 1996 to read in its entirety as follows:

                SECTION 3.4  ADJUSTMENTS TO PERIOD OF ELIGIBILITY SERVICE.
                               --------------------------------------------

                The Period of Service of an Employee who returns to the employment of the Employer or any Affiliated Employer following a separation from service shall include his Period of Service prior to such separation from service, and such an Employee shall be readmitted to participation immediately upon his return to service if he is then an Eligible Employee.

5. Section 3.5 - A new Section 3.5 shall be added effective as of January 1, 1996 to read in its entirety as follows:

                SECTION 3.5  FAMILY AND MEDICAL LEAVE.
                             ------------------------

                In the event of absence for a period recognized a family and medical leave under the federal Family and Medical Leave Act of 1992, the period of such absence shall be recognized for purposes of vesting and eligibility to participate to the full extent required by law.

6. Section 3.6 - A new Section 3.6 shall be added effective as of January 1, 1996 to read in its entirety as follows:

                SECTION 3.6  SERVICE WITH UNIFORMED FORCES.
                             -----------------------------

                Periods of service with the uniformed forces of the United States shall be treated in the manner required pursuant to section 414(u) of the Code.

7. Section 7.4 - A new Section 7.4 shall be added effective as of January 1, 1996 to read in its entirety as follows:

                SECTION 7.4  RETROACTIVE CONTRIBUTIONS FOR RETURNING VETERANS.
                             ------------------------------------------------

                Notwithstanding anything in the Plan to the contrary, to the extent required by section 414(u) of the Code, in the event of the reemployment, on or after December 12, 1994, by the Employer of a Participant with statutory reemployment rights following a period of service in the uniformed services of the United States, such person shall be eligible for retroactive benefit contributions or allocations under the Plan computed as though he or she had continued working for an Employer during the period of uniformed service.

8. Section 8.1 - Section 8.1 shall be amended, effective as of January 1, 1997, to delete the last sentence thereof in its entirety.

9. Section 8.2 - Section 8.2 shall be amended, effective as of January 1, 2000, by deleting the last sentence of subsection 8.2(c)(i) and by amending subsection 8.2(b) to read in its entirety as follows:

                "(b) In the case of a Participant who may be entitled to benefits under any qualified defined benefit plan (whether or not terminated) now in effect or ever maintained by the Employer, such Participant's Annual Additions under this Plan shall, in addition to the limitations provided under section 8.2(a), be further limited so that for any Limitation Year beginning prior to December 31, 1999, the sum of the Participant's Defined Contribution Plan Fraction plus his Defined Benefit Plan Fraction does not exceed 1.0 for any Limitation Year; provided, that this limitation shall only apply if and to the extent that the benefits under the Employer's Retirement Plan or any other defined contribution plan are not limited so that such sum is not exceeded. In the case of a Participant who is entitled to contributions under any other qualified defined contribution plan maintained by the Employer, such Participant's Annual Additions under such other plan or plans shall be limited to the extent necessary so that total Annual Additions under all such plans and this Plan do not exceed the limitations under this Article VIII before any limitation is applied under this Plan. In the event that this Section 8.2 conflicts with such other qualified defined benefit or qualified defined contribution plan or plans, the Plan Administrator shall determine under which plan the Annual Additions or benefits shall be limited."

10. Section 8.2 - Subparagraph 8.2(c)(i)(A) shall be amended, effective as of January 1, 2001, to read in its entirety as follows:

                (A) all contributions by the Employer (including contributions made under a salary reduction agreement pursuant to sections 401(k), 408(k) or 403(b) of the Code) under any qualified defined contribution plan or simplified employee pension (other than this Plan) maintained by the Employer, as well as the Participant's allocable share, if any, of any forfeitures under such plans as well as all amounts allocated to an individual medical benefit account, as defined in section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer; plus

11. Section 8.2 - Subparagraph 8.2(c)(vi) shall be amended, effective as of January 1, 1996, to read in its entirety as follows:

                (vi) Maximum Permissible Amount: The maximum Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year shall not exceed the lesser of: (a) $30,000, as adjusted under Section 415(d) of the Code or (b) 25% of the Participant's Total Compensation for the Limitation Year. The compensation limitation referred to in (b) shall not apply to any contribution for medical benefits (within the meaning of section 401(h) of the Code) which is otherwise treated as an Annual Addition under
        Section 415(l)(1) of the Code.

12. Section 9.3 - Section 9.3 shall be amended, effective as of January 1, 2001, to read in its entirety as follows:

                      Upon the termination of employment of a Participant or
                Former Participant for any reason other than death or Disability, that portion of the balance credited to his Account which is not vested at the date of such termination shall be forfeited upon the earliest of (a) full distribution of the vested portion of the Account or (b) the fifth anniversary following the date of re-employment. The proceeds of such forfeited amounts, reduced by any amounts required to be credited because of re-employment pursuant to section 9.4, shall be treated as Forfeitures and shall be disposed of as provided in section 9.5. If no portion of the balance credited to an Account of a Participant or Former Participant is vested as of the date of his termination of employment, a distribution of $0, representing full distribution of the Account, shall be deemed to have been made to the Participant or Former Participant on such date.

13. Section 9.4 - Section 9.4 shall be amended, effective as of January 1, 2001, to read in its entirety as follows:

                      If an Employee forfeited any amount of the balance
                credited to his Account upon his termination of employment, and is re-employed by any Affiliated Employer prior to the occurrence of a Period of Severance of five years, then:

                      (i) an amount equal to the Fair Market Value of the Shares forfeited, determined as of the date of forfeiture; and

                      (ii) the amount credited to his General Investment Account that was forfeited, determined as of the date of forfeiture;

                shall be credited back to his Account; provided, however, that the Employee repays the amount distributed to him from his Account as a result of such termination no later than the fifth anniversary of his re-employment or the end of the fifth Plan Year to begin after such distribution, whichever is earlier. Such amounts to be re-credited shall be obtained from the proceeds of the forfeited amounts redeemed pursuant to section 9.3 during the Plan Year in which the repayment is made, unless such proceeds are insufficient, in which case the Employee's Employer shall make an additional contribution in the amount of such deficiency. For purposes of this section 9.4, a Participant or Former Participant who received a distribution of $0, shall be deemed to have made repayment on the date of re-employment with an Employer.

14. Section 13.3 - Section 13.3(a)(i) shall be amended, effective as of January 1, 2001, by adding a new sentence at the end thereof to read as follows:

                If an Account of a Participant or Former Participant does not contain any vested amounts as of the date of his termination of employment with all Affiliated Employers, a distribution of $0, representing full distribution of the Account, shall be deemed to have been made to the Participant or Former Participant on such date.

15. Section 13.4 - Effective as of January 1, 1998, the Plan shall be amended by adding the following to the end of Section 13.4:

                (c) If an Employee terminates service, and the value of the Employee's vested Account balance is not greater than $5,000, the Employee will receive a distribution of the value of the entire vested portion of such Account balance and the nonvested portion will be treated as a Forfeiture. If an Employee would have received a distribution under the preceding sentence but for the fact that the Employee's vested Account balance exceeded $5,000 when the Employee terminated Service and if at a later time such Account balance is reduced such that it is not greater than $5,000, the Employee will receive a distribution of such Account balance and the nonvested portion will be treated as a Forfeiture. For purposes, of this section, if the value of an Employee's vested Account balance is zero, the Employee shall be deemed to have received a distribution of such vested Account balance.

16. Section 13.5 - Section 13.5(a) of the Plan shall be amended, effective as of January 1, 1997, to read in its entirety as follows:

        (a) Required minimum distributions of a Participant's or Former Participant's Account shall commence no later than:

        (i) if the Participant or Former Participant is not a Five Percent Owner at any time during the Plan Year ending in the calendar year in which he attains age 70 1/2, the later of (A) the calendar year in which he attains or attained age 70 1/2 or (B) the calendar year in which he terminates employment with the Employer; or

         (ii) if the Participant or Former Participant is or was a Five Percent Owner at any time during the Plan Year ending in the calendar year in which he attains age 70 1/2, the later of (A) the calendar year in which he attains age 70 1/2 or (B) the calendar year in which he first becomes a Five Percent Owner.

17. Section 16.6 - Section 16.6 shall be amended, effective as of January 1, 1998, to read in its entirety as follows:

                SECTION 16.6  REQUIRED AGGREGATION GROUP.
                              --------------------------

                For purposes of this Article XVI, a Required Aggregation Group shall consist of (a) this Plan; (b) any other qualified plans currently maintained (or previously maintained and terminated within the five year period ending on the Determination Date) by the Employer and any Affiliated Employers that cover Key Employees; and (c) any other qualified plans currently maintained (or previously maintained and terminated within the five year period ending on the Determination Date) by the Employer and any Affiliated Employers that cover Key Employees that are required to be aggregated for purposes of satisfying the requirements of sections 401(a)(4) or 410(b) of the Code.

18. Section 17.8 - Section 17.8 shall be amended, effective as of January 1, 1997, by replacing the phrase "of a type historically performed by employees in the business field" with the phrase "performed under the primary direction or control."

19. Article XVIII - Effective as of June 1, 2002, a new Article XVIII shall be added to read in its entirety as follows:


                                     ARTICLE XVIII
                                     -------------

                             TERMINATION ON CHANGE IN CONTROL
                             --------------------------------

               SECTION 18.1  REPAYMENT OF LOAN.
                             -----------------

               Notwithstanding any other provision of the Plan, upon the occurrence of a Change in Control, the Committee shall direct the Trustee to sell a sufficient number of Shares to repay any outstanding Share Acquisition Loan, all remaining Shares which had been unallocated (or the proceeds from the sale thereof, if applicable) shall be allocated among the accounts of all individuals with undistributed Account balances on the effective date of such Change in Control. Such allocation of Shares or proceeds shall be in proportion to the balance credited to their Accounts immediately prior to such allocation.

               SECTION 18.2  PLAN TERMINATION AFTER CHANGE IN CONTROL
                             ----------------------------------------

               After repayment of the loan and allocation of shares or proceeds as provided in section 18.1, the Plan shall be terminated and all amounts shall be distributed as soon as practicable.

               SECTION 18.3  AMENDMENT OF ARTICLE XVIII
                             --------------------------

               Article XVIII of the Plan may not be amended after a Change in Control of the Employer unless required by the Internal Revenue Service as a condition to the continued treatment of the Plan as a tax-qualified plan under section 401(a) of the Code.

               IN WITNESS WHEREOF, this Amendment has been executed by the undersigned officer of Wake Forest Federal Savings & Loan Association pursuant to authority given by resolution of the Board of Directors.



                                    WAKE FOREST FEDERAL
                                    SAVINGS & LOAN ASSOCIATION



                                    By /s/ Robert C. White
                                       -----------------------------------------
                                    Name:  Robert C. White
                                    Title: President and Chief Executive Officer